*Copyright©2008, SCOLR Pharma, Inc.

*May 2008
SCOLR Pharma, Inc.
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Self Correcting Oral Linear Release -
 Enabling Technologies for Oral Medications
SCOLR Pharma
CDT®  is a registered trademark of SCOLR Pharma, Inc.
SCOLR & CDT logo and design are trademarks of SCOLR Pharma, Inc.

*Copyright©2008, SCOLR Pharma, Inc.

*May 2008
SCOLR Pharma, Inc.
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 Forward-Looking Statements
▪ This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995
 that involve significant risks and uncertainties. These statements represent management’s present expectations of future events and are subject to a number of important factors that could cause actual results to differ materially from those described in the forward-looking statements.
▪ Please refer to the risk factors and other cautionary language included in our reports and other filings with the Securities and
 Exchange Commission and available on our website.
▪ We assume no obligation to update these forward-looking
 statements.

*Copyright©2008, SCOLR Pharma, Inc.

*May 2008
SCOLR Pharma, Inc.
 Amex: DDD
*Kalorama Information 2007 (Cited by In-Pharma
Technologist.com 1-17-2007
SCOLR Pharma: A Differentiated Oral Drug Delivery
Company
▪ Proprietary, validated technology - CDT® platform
 ▪ Greater extended-release flexibility
 ▪ Enhanced bioavailability
 ▪ Less complex/cost-effective formulations
▪ Develops, licenses and commercializes novel products with
 significant market potential
 ▪ Distributed risk pipeline of internal and partnered targets with significant market potential
 ▪ Significant partnerships include
 ▪ Dr. Reddy’s
 ▪ BioCryst Pharmaceuticals
 ▪ Perrigo
 ▪ Market is forecast to increase 48% to reach $52.1 billion in revenues by 2010*

*Copyright©2008, SCOLR Pharma, Inc.

*May 2008
SCOLR Pharma, Inc.
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CDT® - A Better Oral Drug Delivery Alternative
▪ New generation of less complex, cost-effective tablet/capsule formulations
▪ Uses standard GRAS ingredients and equipment
▪ Based on a portfolio of 5 recently issued and pending patents for
 ▪ Robust, predictable and programmable extended-release
 ▪ Improved solubility/absorption/permeability/consistency
 ▪ Gastro-intestinal (GI) stable formulations
▪ Applicable to broad range of drug types and classes and consumer products
▪ 18 validating clinical studies, n > 550
▪ Successful commercialization/scale-up > 250 million tablets shipped

*Copyright©2008, SCOLR Pharma, Inc.

*May 2008
SCOLR Pharma, Inc.
 Amex: DDD
Important Current Collaborations Expand Pipeline
Potential
▪ Dr. Reddy’s Laboratory (DRL) - Collaboration & License Agreement
 ▪ Develop/commercialize CDT-based cardiopulmonary drug
▪ BioCryst Pharmaceuticals - Research Collaboration
 ▪ Develop an oral formulation of Peramivir, an injectible drug currently under development by BioCryst for the treatment of seasonal and life threatening influenza, including the avian flu
▪ Perrigo Company- Development and Distribution Alliance
 ▪ 5 CDT-based nutraceutical products currently on the market
 ▪ Largest provider of store brand nutritional and over-the-counter
 (OTC) pharmaceutical products in the U.S.
▪ Global Consumer Products Company - Collaboration Extended 12/07
 ▪ Novel application of SCOLR technology for existing global consumer product

*Copyright©2008, SCOLR Pharma, Inc.

*May 2008
SCOLR Pharma, Inc.
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	SCOLR (CDT®)	Alza (OROS®)	Biovail (FUZE®)	Flamel (Micropump®)	Pacira Former Skyepharma (GeoMatrix®)	Labopharm (Contramid®)
Wide Range of Drugs Tested	Yes (Over 40)	Yes	No	Yes	Yes	No
Mode of Action	Hydrophilic matrix, swellable polymer matrix	Reservoir device, osmotic pump	Multi-particulate, erosion, dissolution	Multi- particulate, erosion, dissolution	Multi-layered tablet, hydrophilic matrix, swellable polymer matrix	Hydrophilic matrix, swellable polymer matrix
Estimated Manufacturing Steps	2-3	18 or more	36 or more	Numerous for micro-bead	12 or more	Numerous for polymer 3-4, tablet
Limitations* *As compared with SCOLR’s CDT Matrix Technology		Complex, payload restrictions, fragile, short exclusivity	Multiple manufacturing steps, complex processes	Multiple manufacturing steps, complex processes	Specialized manufacturing equipment, complex	Special engineered polymer, limited source, availability and application
CDT Difference: Broadly Applicable, Flexible, Cost-Effective Sustained Release

*Copyright©2008, SCOLR Pharma, Inc.

*May 2008
SCOLR Pharma, Inc.
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	SCOLR (CDT®)	Elan (Nanocrystal)	Nano/Micron Milling	Cydex (Inclusion complex)	Altair (Ti Nanosphere)	Solid Dispersion
Process Description	Hydrophilic matrix, swellable polymer matrix	Super critical fluid process, re- formation of nanometer sized drug crystals	Mill the drug down to the sub- micron size in order to increase surface area for enhanced solubility	Cyclodextrin inclusion complex. “Mask” the insoluble drug by incorporating into a soluble sugar ring	Engineered nano sphere. Drug is applied onto the surface, or inside	Suspend drug into inert/soluble matrix in order to prevent agglomeration during hydration
Estimated Level of Complexity	Low	High	High	High	High	Medium
Comments	Simple granulation, can be incorporated into tablets or capsules	Complex, specialized equipment, further formulation required to delivery orally and prevent agglomeration	Complex, specialized equipment, further formulation required to delivery orally and prevent agglomeration	Complex, specialized equipment, further formulation required to delivery orally and prevent agglomeration	Complex, specialized equipment, further formulation required to delivery orally and prevent agglomeration	Used alone or in combination. Often needed to prevent agglomeration
CDT Difference: Less Complex Solubility/Absorption Enhancement

*Copyright©2008, SCOLR Pharma, Inc.

*May 2008
SCOLR Pharma, Inc.
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OTC Targets	Indication	Status			Comments
		Pre-clinical	Phase I/II	Phase III
12 hr. CDT® - Ibuprofen	Analgesia				2 Pivotal - Phase III trials completed. 3rd Pivotal - Phase III trial planned 2008. Additional use and label studies pending FDA guidance.
12 hr. CDT® - Pseudoephedrine	Cough/Cold				ANDA Submission planned in second half of 2008
Rx Targets
Raloxifene - IR	Osteoporosis				Two pilot trials completed, Pivotal trial requirements being evaluated
Ondansetron - 24 hour	Chemo-induced nausea, vomiting				Two pilot trials completed, Pivotal trial requirements being evaluated
Risperidone - 24 hour	Schizophrenia, bipolar mania				Pilot formulation work completed, trials pending financing
Rivastigmine - 24 hour	Alzheimer’s Disease				Pilot formulation work completed, trials pending financing
Peramivir (BioCryst) - IR		Influenza			Animal evaluations completed. Next stage of collaboration pending
Cardiopulmonary Drug (Dr. Reddy’s)
                             Confidential
Growing OTC & Rx Pipeline with Market > $15 B

*Copyright©2008, SCOLR Pharma, Inc.

*May 2008
SCOLR Pharma, Inc.
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CDT® Dietary Supplements Extended-Release	Indication	Status			Comments
		Formulation	Scale-Up	Marketed
Glucosamine - Chondroitin	Nutritional Supplement				Introduced, Q-1, 2006
Glucosamine - Chondroitin - MSM	Nutritional Supplement				Introduced, Q-4, 2006
Glucosamine Complex	Nutritional Supplement				Introduced, Q-4, 2006
Glucosamine - Chondroitin (Low Sodium)	Nutritional Supplement				Introduced, Q-4, 2006
Calcium w/ Vitamin D	Nutritional Supplement				Introduced, Q-2, 2007
Niacin	Nutritional Supplement				Licensed, Q-1, 2008
Other(s)	Nutritional Supplement
Consumer Products
Undisclosed Application	Confidential				Formulation development and evaluation in progress
Confidential
Consumer Product Pipeline with Markets > $ 2 B

YOUR BRAND
Once Daily Formula
All Day
EXTENDED RELEASE
Patented Extended Release Formula
Calcium 600mg
with Vitamin D 500IU
60 Caplets
YOUR BRAND
Once Daily Formula
All Day
EXTENDED RELEASE
Glucosamine HCl 1500mg
Chondroitin Sulfate Sodium 1200mg
Patented Extended Release Formula
110 Caplets
YOUR BRAND
Once Daily Formula
All Day
EXTENDED RELEASE
Patented Extended Release Formula
Glucosamine
Chondroitin
with MSM 200mg
60 Caplets
12 Hour
YOUR BRAND
Once Daily Formula
12 Hour
EXTENDED RELEASE
Patented Extended Release Formula
Sodium Free
Glucosamine
Chondroitin
60 Caplets
12 Hour
YOUR BRAND
Once Daily Formula
12 Hour
EXTENDED RELEASE
Patented Extended Release Formula
Glucosamine
Sulfate 750mg
60 Caplets

Release Profile*
Percent of Label Claim
100%
80%
60%
40%
20%
1 HR
3 HRS
6 HRS
18 HRS
Time Interval (Hours)
All Day Extended Release
Standard Release
*Glucosamine Sulfate HCl

*Copyright©2008, SCOLR Pharma, Inc.

*May 2008
SCOLR Pharma, Inc.
 Amex: DDD
Innovation: Better Than Brand!
5 Current Extended-Release Products …
▪ Sodium Free, Glucosamine Sulfate;
 Glucosamine/Chondroitin & Glucosamine
 Chondroitin/MSM, Calcium w/ Vit. D:
 ▪ Convenient - once/day
 ▪ Active ingredients delivered over extended
 time period
 ▪ Exclusive and patented
CDT-Nutritional Products With Perrigo

*Copyright©2008, SCOLR Pharma, Inc.

*May 2008
SCOLR Pharma, Inc.
 Amex: DDD
Platform Consists of Recently Issued CDT® Patents
 ▪ 2000 / US Patent # 6,090,411
 ▪ “Salt Patent” allows for simple two step processing. Uses ionic interactions to correct for the limitations in other first generation matrix based systems
 ▪ 2002 / US Patent # 6,337,091
 ▪ “Dual Polymer Patent” allows for simple production of tablets or capsules. Uses ionic and anionic polymers to correct for limitations in other biphasic/triphasic systems
 ▪ 2003/2005/2007 US Patents # 6,517,868, # 6,936,275 and # 7,229,642
 ▪ “Amino Acids Patent” allows for simple production of tablets. Uses hydrophobic/polar interactions to facilitate solubility and potentially permeability
 ▪ 2004/ beyond
 ▪ Additional patent filings and continuations in process

*Copyright©2008, SCOLR Pharma, Inc.

*May 2008
SCOLR Pharma, Inc.
 Amex: DDD
Lead Products	Application	Potential Advantages	Status	Current Market Estimate(1)
CDT - 12 hour Ibuprofen	OTC Analgesic	- 1st extended-release OTC ibuprofen - 1 tablet vs. 3 every 12 hrs. - Lower cost - Patent protected	- Reacquired rights - Multiple pilot trials completed - 2 Pivotal trials completed - 3rd Pivotal trial planned in 2008 - Use and label studies pending further FDA guidance - NDA 505(B)2 planned	$ 8.0 billion (Global OTC analgesic)
CDT - 12 hour Pseudoephedrine	OTC Decongestant	- 1/3rd size of current OTC products - Lower cost - Patent protected	- ANDA trials completed - ANDA submission planned for later half of 2008	$ 1.0 billion (combined global market)
Notes: (1) Market Data Sources - IMS, Data Monitor, industry analysts, company disclosures, SCOLR estimates.
Current OTC Development Targets
$9 billion Combined Market(1)

Motrin IB
Advil
TEST
BRUFEN RETARD
200mg IR
Motrin®
200 mg IR
Advil®
SCOLR CDT®
600mg ER
Brufen Retard
800mg ER
Motrin® Rx
600mg IR

*Copyright©2008, SCOLR Pharma, Inc.

*May 2008
SCOLR Pharma, Inc.
 Amex: DDD
Rx products for size reference
only
6 tabs/24 hr
6 tabs/24 hr
2 tabs/24 hr
Not Available in US
SCOLR CDT-Ibuprofen: First 12-hour Extended-Release
Tablets
CDT tablets compared to existing immediate-release tablets

Study AAi-US-577
Least-Squares Mean Ibuprofen Plasma Concentrations (N=35)
Plasma Concentrations of Ibuprofen [µg/mL]
25
20
15
10
5
0
0
5
10
15
20
Time (hours)
B = REFERENCE-FASTED
A = TEST-FASTED

*Copyright©2008, SCOLR Pharma, Inc.

*May 2008
SCOLR Pharma, Inc.
 Amex: DDD
as reported by AAI
Pharma, Inc. Contract
Clinical Research
12hr CDT- Ibuprofen bioequivalent to 3 IR Tablets
▪ Pivotal Clinical results - “SCOLR test formulation can be clinically substituted with the reference listed drug.”

1.2
1
0.8
0.6
0.4
0.2
0
fractional release (%)
0
2
4
6
8
10
12
14
16
time (h)
Lot 0601126= March reg batch at 61 days (near dosing date)
Lot 0603039 = August registration batch at time zero coated @1.25%, printed
Lot 0600175= January reg batch at 340 days, coated @1.25%, printed
Lot 06000175 = January Registration Batch at 806 days, coated @1.25%,
0.35
0.30
0.25
0.20
0.15
0.10
0.05
0.00
AU
IBU
IBAP
Ibuprofen tablet
4-IBAP standard
Undetectable impurity level compared to standard
1.00
2.00
3.00
4.00
5.00
6.00
7.00
8.00
9.00
10.00
Minutes

*Copyright©2008, SCOLR Pharma, Inc.

*May 2008
SCOLR Pharma, Inc.
 Amex: DDD
SCOLR CDT-Ibuprofen: Demonstrated Stability over 2 years
Undetectable
impurity level
compared to
standard
No detectable impurities
No change in tablet performance

MEAN PSEUDOEPHEDRINE PLASMA CONCENTRATIONS
Under Fasted Conditions
Concentration (ng/ml)
Hours After Dose
TEST
REFERENCE
Perrigo 12 hr.
CDT® 12 hr.
~1200mg
~350mg
0
50
100
150
200
250
300
350
2
4
6
8
10
12
14
16
18
20
22
24

*Copyright©2008, SCOLR Pharma, Inc.

*May 2008
SCOLR Pharma, Inc.
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N=26 subjects
as reported by
AAIPharma
CDT-Pseudoephedrine: Offers Same Drug Load with
Smaller, More Cost-Effective Tablets
Initial CDT-Pseudoephedrine testing bioequivalent to Sudafed® 12 hour (Reference
 Product)

*Copyright©2008, SCOLR Pharma, Inc.

*May 2008
SCOLR Pharma, Inc.
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Lead Products	Application	Potential Advantages	Status	Current Market Estimate(1)
CDT - IR Raloxifene	Rx Osteoporosis	- Less drug for similar results(2) - Simplified manufacturing - Lower cost - Patent protected	- 2 Human studies completed - Results positive - Reviewing clinical requirements for regulatory approval with FDA	$ 1.0 billion (Global)
CDT - 24 hour Ondansetron	Rx Anti-Nausea	- 1 tablet vs. 3 every 24 hrs. - Simplified manufacturing - Lower cost - Patent Protected	- 2 Human studies completed - Results Positive - Reviewing clinical requirements for regulatory approval with FDA	$ 1.6 billion (Global)
BioCryst Collaboration: CDT - Neuraminidase Inhibitor (Peramivir)	Rx Flu Treatment	-Convert current injectible product to oral tablet - Ease of administration - Consumer compliance - Broad application	- Initial animal studies completed - Evaluation in progress - Next stage of collaboration pending	> $1.0 billion (Global)
DRL Collaboration: Undisclosed CDT- based Rx target	Cardiopulmonary	- Lower cost - Patent protected - Other non-disclosed	- Initial formulation completed - Product transfer initiated -	Undisclosed
Notes: (1) Market data sources - IMS, Data Monitor, industry analysts, company disclosures, SCOLR estimates.
 (2) Based on animal and clinical study results
Current Rx Development Targets
$ 3.6 billion Combined Market(1)

C: 45 mg Raloxifene Tablet with CDT Enhancement
A: Control = 45 mg Raloxifene Tablet without Enhancement
~30% Increase in AUC
>50% increase in Cmax
Raloxifene Plasma Levels
Time (hours)
300.00
250.00
200.00
150.00
100.00
50.00
0.00
0.00
20.00
40.00
60.00
80.00
100.00
120.00
140.00
160.00
180.00
A-Means
C-Means

*Copyright©2008, SCOLR Pharma, Inc.

*May 2008
SCOLR Pharma, Inc.
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CDT Enhances Bioavailability
N=34 subjects
as reported by Biovail
Contract Research

MEAN PLASMA ONDANSETRON CONCENTRATIONS ON LINEAR SCALE

STUDY # 3283 (N=29)

PLASMA CONCENTRATION (ng/mL)
55
50
45
40
35
30
25
20
15
10
5
0
0
5
10
15
20
25
30
35
40
Time (hrs.)
TREATMENT A: ONDANSETRON CDT (FORMULATION A) TABLET, 1 x 24 mg
TREATMENT D: ZOFRAN TABLET, 1 x 8 mg (tid)

*Copyright©2008, SCOLR Pharma, Inc.

*May 2008
SCOLR Pharma, Inc.
 Amex: DDD
Once-Daily CDT-Ondansetron Results Comparable to
Multiple Dose Industry Standard
TIME ABOVE MINIMUM PLASMA CONCENTRATION
as reported by Biovail
Contract Research

*Copyright©2008, SCOLR Pharma, Inc.

*May 2008
SCOLR Pharma, Inc.
 Amex: DDD
Lead Products	Application	Potential Advantages	Status	Current Market Estimate(1)
CDT - 24 hour Risperidone	Rx schizophrenia and bipolar mania management	-1 tablet vs. 2 every 24 hrs. - Simplified manufacturing - Lower cost - Patent protected	-Pilot Formulation work completed -Pilot clinical trials pending financing	$ 1.8 billion (Global)
CDT - 24 hour Rivastigmine	Rx Alzheimer’s Disease	- 1 tablet vs. 2 every 24 hrs. - Improved convenience - Patent protected	- Pilot Formulation work completed -Pilot clinical trials pending financing	$ 0.5 billion (Global)

Notes: (1) Market data sources - IMS, Data Monitor, industry analysts, company disclosures, SCOLR estimates.
New Rx Development Targets
$2.3 billion Combined Market(1)

*Copyright©2008, SCOLR Pharma, Inc.

*May 2008
SCOLR Pharma, Inc.
 Amex: DDD
2008 Strategic Growth Initiatives
▪ Complete pivotal trials and label comprehension study
 for 12 hour CDT-Ibuprofen NDA 505(b)2 submission
▪ Submit ANDA for 12 hour CDT-Pseudoephedrine
▪ Expand “All Day” product suite with Perrigo
▪ Advance existing portfolio targets
▪ Apply CDT platform to new targets
▪ Enter new alliance and partnership agreements
▪ Build intellectual property estate/portfolio
▪ Complete $4.1 million lease buyout

*Copyright©2008, SCOLR Pharma, Inc.

*May 2008
SCOLR Pharma, Inc.
 Amex: DDD
Management
▪ Daniel O. Wilds, President, CEO and Director, appointed 2003
 ▪ Previously, Chairman, President and CEO of Northwest Biotherapeutics,
 President and CEO of Shiloov Biotechnologies (USA), Adeza Biomedical and
 Medisense, President of Baxter’s Chemotherapy Service, and President and
 COO of Travenol-Genetech, a joint venture between Baxter International and
 Genentech
▪  Alan M. Mitchel, Sr. VP Business & Legal Affairs and CLO, appointed 2005
 ▪ Extensive legal, business and corporate finance experience most recently at
 Gray Cary, Former outside counsel for SCOLR
▪ Stephen J. Turner, VP Research and Development, CTO, appointed 2003
 ▪ Employed in positions of increasing responsibility at SCOLR since 1999. Built
 SCOLR’s R&D and Information Technology Functions
▪ Richard M. Levy, CPA, VP of Finance, CFO, appointed 2006
 ▪ Previously Corporate Controller for Safeco Insurance, CFO for the Specialty
 Finance Segment and Corporate Controller for Washington Mutual Bank,
 Senior Vice President and Controller of Texas operations at Bank of America
▪ Tanya M. Raco, Assoc. VP of Regulatory and Quality Affairs, appointed 2006
 ▪ Employed in positions of increasing responsibility at SCOLR since 1997. Built
 SCOLR’s Regulatory and Quality Assurance Functions

*Copyright©2008, SCOLR Pharma, Inc.

*May 2008
SCOLR Pharma, Inc.
 Amex: DDD
Balance Sheet and Capital Structure
Balance Sheet Data
March 31, 2008    (In Thousands)
Cash and cash equivalents               $ 9,500
Settlement from lease buyout (April, 2008)    4,100
                Total  $13,600
Working Capital                   $9,500

Total Assets        11,300
Total Debt             171
        (In Millions)
Common Shares Outstanding    41.1
Fully - Diluted Shares     48.4

*Copyright©2008, SCOLR Pharma, Inc.

*May 2008
SCOLR Pharma, Inc.
 Amex: DDD
®
SCOLR Pharma
 Well Positioned for the Future
▪ Large, growing markets
▪ Unique, broadly applicable, patented technology platform
 with important benefits
▪ Expanding prescription and OTC pipeline with multiple
 clinical and pre-clinical candidates
▪ Royalty revenues from existing products
▪ Value driving milestones
▪ Experienced management team

Surmount
Delivery Barriers
SCOLR Pharma, Inc.
3625 132nd Ave SE, #400
Bellevue, WA. 98006
www.scolr.com

*Copyright©2008, SCOLR Pharma, Inc.

*May 2008
SCOLR Pharma, Inc.
 Amex: DDD